UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 17, 2014, Provectus Biopharmaceuticals, Inc. (“Provectus”), issued a press release (the “Press Release”) announcing that it has agreed to sponsor the activities of the American Association of Physicians of Indian Origin (AAPI). In addition, Provectus will participate at AAPI’s 2015 Global Healthcare Summit in Mumbai, India, from January 2-4, 2015, as well as at the Annual AAPI Conference in Orlando, Florida, from June 17-21, 2015.

Provectus also announced the appointment of Deanna Angello, Director, Commercial Strategy and New Business Planning for the Global Established Pharma business at Pfizer Inc. to its Strategic Advisory Board.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2014

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 17, 2014